Exhibit 23.1

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Stratus Properties Inc.'s previously filed Registration Statements on Form S-8 (File Nos. 33-78798, 333-31059 and 333-52995).

                                             /s/ Arthur Andersen

New Orleans, Louisiana
March 26, 1999